UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant under Rule 14a-12
Presstek, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRESSTEK, INC.

10 Glenville Street
Greenwich, Connecticut 06831

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

to be held
Wednesday, June 2, 2010

To the Stockholders of PRESSTEK, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Presstek, Inc. (the “Company” or “Presstek”)
will  be  held  on  Wednesday,  June  2,  2010,  commencing  at  1:30  P.M.  local  time,  at  the  offices  of  McDermott  Will  & Emery, LLP, 340 Madison Avenue, New York, New York, to consider and to vote upon the following proposals:

1. To elect eight directors to serve until the next Annual Meeting of Stockholders;

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending January 1, 2011; and
3. To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.

The Company’s Board of Directors recommends a vote “FOR” the election of all nominees for director and “FOR”
ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Only stockholders of record at the close of business on April 6, 2010, are entitled to notice of, and to vote at, the
Annual Meeting of Stockholders and any adjournment or postponement thereof.

Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:

http://www.cstproxy.com/presstek/2010

PRESSTEK, INC.

10 Glenville Street, Greenwich, Connecticut 06831

I m p o r t a n t  N o t i c e  R e g a r d i n g  t h e  Av a i l a b i l i t y  O f  P ro x y  M a t e r i a l s

For the Stockholder Meeting to Be Held On Wednesday, June 2, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such  documents  to  be  mailed  to  you.  Please  make  your  request  for  a  copy  as  instructed  below  on  or  before

May 24, 2010 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/presstek/2010

-           the Company’s Annual Report on Form 10-K for the year ended January 2, 2010

-           the Company’s 2010 Proxy Statement

-           the Proxy Card

-           CEO Letter

-           any amendments to the foregoing materials that are required to be furnished to stockholders

For directions to the Annual Meeting and security procedures, please visit the following website:

http://www.mwe.com/index.cfm/fuseaction/offices.detail/object_id/44fe7bdc-d977-4d68-b53e-ad6a51f26070.cfm

ACCESSING YOUR PROXY MATERIALS ONLINE

Please have this notice available when you request a paper copy of the proxy materials or when you vote your proxy electronically. You will need to refer to the company ID,

your 9-digit proxy number and your 10-digit account number.

REQUESTING A PAPERCOPY OF THEPROXY MATERIALS

       By telephone please call 1-888-221-0690,
or
          By logging on to http://www.cstproxy.com/presstek/2010
or
       By email at: proxy@continentalstock.com

          Please include the company name and your account number in the subject line.